CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney Aggressive Growth Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31,2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Travelers Series Fund Inc. – Smith Barney Aggressive Growth Portfolio	Chief Financial Officer Travelers Series Fund Inc. – Smith Barney Aggressive Growth Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza
Date: January 7, 2005	Date: January 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and James M. Giallanza, Chief Financial Officer of Travelers Series Fund Inc. – Smith Barney Mid Cap Core Portfolio (the “Registrant”), each certify to the best of his or her knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended October 31,2004 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer Travelers Series Fund Inc. – Smith Barney Mid Cap Core Portfolio	Chief Financial Officer Travelers Series Fund Inc. – Smith Barney Mid Cap Core Portfolio

/s/ R. JAY GERKEN	/s/ JAMES M. GIALLANZA
R. Jay Gerken	James M. Giallanza
Date: January 7, 2005	Date: January 7, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.